Rule 497(e)
                                                               File Nos. 2-80886
                                                                   and 811-03626



                                Citizens Funds(R)

                           Citizens Money Market Fund


                      Supplement dated February 23, 2004 to
                        Prospectus dated August 29, 2003


Effective February 23, 2004, the Citizens Money Market Fund (the "Fund") no longer invests substantially all of its assets in another investment company, the Citizens Prime Money Market Fund. The Fund's Board of Trustees has instructed the investment adviser to directly invest the Fund's assets in securities.